Exhibit 10.4
EXECUTION VERSION
THIRD AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT
     THIS THIRD AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of October 22, 2007, by and among RANGE RESOURCES CORPORATION, a Delaware corporation (“Borrower”), certain Subsidiaries of Borrower as Guarantors, JPMORGAN CHASE BANK, N.A., a national banking association, as Administrative Agent for the Lenders (in such capacity, “Administrative Agent”), and each of the Lenders which is a party to the Credit Agreement (defined below).
WITNESSETH:
     WHEREAS, Borrower, Guarantors, Administrative Agent and the Lenders entered into that certain Third Amended and Restated Credit Agreement dated as of October 25, 2006 (as amended by that certain First Amendment to Third Amended and Restated Credit Agreement dated March 12, 2007, as further amended by that certain Second Amendment to Third Amended and Restated Credit Agreement dated as of March 26, 2007, and as further amended, modified and restated from time to time, the “Credit Agreement”), pursuant to which the Lenders made a revolving credit facility available to Borrower; and
     WHEREAS, Borrower has requested that Administrative Agent and the Lenders amend the Credit Agreement (a) to permit the Borrower to incur additional unsecured subordinated Indebtedness in the aggregate amount of $250,000,000 on terms and conditions substantially similar to the Senior Subordinated Notes outstanding on the date hereof, (b) to increase the Maximum Facility Amount to $1,500,000,000, (c) to extend the Maturity Date until October 25, 2012, and (d) for certain other purposes as provided herein, and Administrative Agent and the Lenders have agreed to do so on the terms and conditions hereinafter set forth.
     NOW, THEREFORE, the parties agree to amend the Credit Agreement as follows:
     1. Definitions. Unless otherwise defined herein, all capitalized terms used herein shall have the same meanings ascribed to such terms in the Credit Agreement.
     2. Amendments to Credit Agreement.
     2.1 Amended Definitions. The following definitions set forth in Section 1.01 of the Credit Agreement shall be and they hereby are amended in their respective entireties to read as follows:
“Maturity Date” means October 25, 2012.
“Maximum Facility Amount” means $1,500,000,000.
“Senior Subordinated Notes” means (i) the 7 3/8% Senior Subordinated Notes due 2013, issued pursuant to the Indenture, (ii) the 6 3/8% Senior Subordinated Notes due 2015, issued pursuant to the Indenture, (iii) the 7 1/2% Senior Subordinated Notes due 2016, issued pursuant to the Indenture, and (iv)
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additional senior unsecured subordinated notes issued after the Second Amendment Effective Date and prior to May 1, 2008 that have a scheduled maturity no earlier than six months after the Maturity Date and are on substantially the same terms and conditions, including the subordination terms, as the Indenture.
     2.3 Financial Statements; Other Information. Section 6.01(e) of the Credit Agreement shall be and it hereby is amended in its entirety to read as follows:
     (e) together with the Reserve Reports required under clause (d) above, a report, in reasonable detail, setting forth the Swap Agreements then in effect, the notional volumes of and prices for, on a monthly basis and in the aggregate, the Crude Oil and Natural Gas for each such Swap Agreement and the term of each such Swap Agreement;
     2.4 Indebtedness Under the Senior Subordinated Notes. Section 7.01(h) of the Credit Agreement shall be and it hereby is amended to read in its entirety as follows:
     (h) Indebtedness under the Senior Subordinated Notes in an aggregate principal amount not exceeding $1,100,000,000 at any time outstanding and extensions, renewals, replacements and refinancing of any such Indebtedness that does not exceed the maximum principal amount permitted under this clause (h) as of the date of such extension, renewal, replacement or refinancing; provided that any documentation which replaces the Senior Subordinated Notes and pursuant to which the Senior Subordinated Notes are refinanced does not contain, either initially or by amendment or other modification, any material terms, conditions, covenants or defaults other than those which then exist in the Indenture and the Senior Subordinated Notes or which could be included in the Indenture or the Senior Subordinated Notes by an amendment or other modification that would not be prohibited by the terms of this Agreement; and
     3. Redetermined Borrowing Base. This Amendment shall constitute a notice of the redetermination of the Borrowing Base pursuant to Section 3.04 of the Credit Agreement and Administrative Agent hereby notifies Borrower that, as of the Third Amendment Effective Date, the redetermined Borrowing Base is $1,500,000,000 until the next redetermination of the Borrowing Base pursuant to Article III of the Credit Agreement.
     4. Binding Effect. Except to the extent its provisions are specifically amended, modified or superseded by this Amendment, the Credit Agreement, as amended, and all terms and provisions thereof shall remain in full force and effect, and the same in all respects are confirmed and approved by the Borrower and the Lenders.
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     5. Third Amendment Effective Date. This Amendment shall be effective upon the satisfaction of the conditions precedent set forth in Section 6 hereof (the “Third Amendment Effective Date”).
     6. Conditions Precedent. The obligations of Administrative Agent and the Lenders under this Amendment shall be subject to the following conditions precedent:
               (a) Execution and Delivery. Borrower and each Guarantor shall have executed and delivered this Amendment to Administrative Agent;
               (b) Payment of Fee. Borrower shall have paid to Administrative Agent, for the ratable benefit of the Lenders, a fully earned and nonrefundable fee in an amount equal to 0.05% of the Aggregate Commitment.
               (c) Representations and Warranties. The representations and warranties of the Credit Parties under this Amendment are true and correct in all material respects as of such date, as if then made (except to the extent that such representations and warranties relate solely to an earlier date);
               (d) No Default. No Default shall have occurred and be continuing;
               (e) Other Documents. The Administrative Agent shall have received such other instruments and documents incidental and appropriate to the transaction provided for herein as the Administrative Agent or its counsel may reasonably request, and all such documents shall be in form and substance satisfactory to the Administrative Agent.
     7. Representations and Warranties. Each Credit Party hereby represents and warrants that (a) except to the extent that any such representations and warranties expressly relate to an earlier date, all of the representations and warranties contained in the Credit Agreement and in each Loan Document are true and correct as of the date hereof after giving effect to this Amendment, (b) the execution, delivery and performance by such Credit Party of this Amendment have been duly authorized by all necessary corporate, limited liability company or partnership action required on its part, and this Amendment and the Credit Agreement are the legal, valid and binding obligations of such Credit Party, enforceable against such Credit Party in accordance with their terms, except as their enforceability may be affected by the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights or remedies of creditors generally, and (c) no Default or Event of Default has occurred and is continuing.
     8. Counterparts. This Amendment may be executed in one or more counterparts and by different parties hereto in separate counterparts each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. However, this Amendment shall bind no party until the Borrower, the Lenders, and the Administrative Agent have executed a counterpart. Delivery of photocopies of
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the signature pages to this Amendment by facsimile or electronic mail shall be effective as delivery of manually executed counterparts of this Amendment.
     9. WRITTEN CREDIT AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY THIS AMENDMENT AND TOGETHER WITH THE OTHER LOAN DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN AND AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN AND AMONG THE PARTIES.
     10. Guarantors. The Guarantors hereby consent to the execution of this Amendment by the Borrower and reaffirm their guaranties of all of the obligations of the Borrower to the Lenders. Borrower and Guarantors acknowledge and agree that the renewal, extension and amendment of the Credit Agreement shall not be considered a novation of account or new contract but that all existing rights, titles, powers, and estates in favor of the Lenders constitute valid and existing obligations in favor of the Lenders. Borrower and Guarantors each confirm and agree that (a) neither the execution of this Amendment or any other Loan Document nor the consummation of the transactions described herein and therein shall in any way effect, impair or limit the covenants, liabilities, obligations and duties of the Borrower and the Guarantors under the Loan Documents, and (b) the obligations evidenced and secured by the Loan Documents continue in full force and effect. Each Guarantor hereby further confirms that it unconditionally guarantees to the extent set forth in the Credit Agreement the due and punctual payment and performance of any and all amounts and obligations owed to the Lenders under the Credit Agreement or the other Loan Documents.
[Remainder of page blank. Signature pages follow]
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     IN WITNESS WHEREOF, the parties have caused this Amendment to the Credit Agreement to be duly executed as of the date first above written.

BORROWER: RANGE RESOURCES CORPORATION
By:	/s/ ROGER S. MANNY
Roger S. Manny, Senior Vice President

GUARANTORS:

RANGE ENERGY I, INC.
RANGE HOLDCO, INC.
RANGE PRODUCTION COMPANY
RANGE ENERGY VENTURES CORPORATION
GULFSTAR ENERGY, INC.
RANGE ENERGY FINANCE CORPORATION
PMOG HOLDINGS, INC.
PINE MOUNTAIN ACQUISITION, INC.
PINE MOUNTAIN OIL AND GAS, INC.
RANGE OPERATING NEW MEXICO, INC.
RANGE OPERATING TEXAS, LLC
STROUD ENERGY GP, LLC
STROUD ENERGY MANAGEMENT GP, LLC

By:	/s/ ROGER S. MANNY
Roger S. Manny, Senior Vice President of all of
the foregoing Credit Parties
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Signature Page

GREAT LAKES ENERGY PARTNERS, L.L.C
By:	RANGE HOLDCO, INC., Its member RANGE ENERGY I, INC., Its member

By:	/s/ ROGER S. MANNY
Roger S. Manny, Senior Vice President of each of the foregoing members

RANGE PRODUCTION I, L.P.,
By:	RANGE PRODUCTION COMPANY, Its general partner

By:	/s/ ROGER S. MANNY
Roger S. Manny, Senior Vice President

RANGE RESOURCES, L.L.C.
By:	RANGE PRODUCTION COMPANY, Its member RANGE HOLDCO, INC., Its member

By:	/s/ ROGER S. MANNY
Roger S. Manny, Senior Vice President of each of the foregoing members

STROUD ENERGY LP, LLC,
By:	Range Operating, Texas, LLC, Its Member

By:	/s/ ROGER S. MANNY
Roger S. Manny, Senior Vice President

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STROUD ENERGY, LTD.,
By:	Stroud Energy Management GP, LLC, Its general partner

By:	/s/ ROGER S. MANNY
Roger S. Manny, Senior Vice President

STROUD OIL PROPERTIES, L.P.,
By:	Stroud Energy GP, LLC, Its general partner

By:	/s/ ROGER S. MANNY
Roger S. Manny, Senior Vice President

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RANGE TEXAS PRODUCTION, L.L.C.
By:	Range Energy I, Inc., Its Member

By:	/s/ ROGER S. MANNY
Roger S. Manny, Senior Vice President

REVC HOLDCO, LLC Range Resources Corporation, Its member

By:	/s/ ROGER S. MANNY
Roger S. Manny, Senior Vice President

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JPMORGAN CHASE BANK, N.A., (successor by merger to Bank One, N.A. (Illinois) as Administrative Agent and a Lender
By:	/s/ WM. MARK CRANMER
Wm. Mark Cranmer, Senior Vice President

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BANK OF SCOTLAND, as a Lender
By:	/s/ Karen Weich
Name:
	Title:	Vice President
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CALYON NEW YORK BRANCH, as a Syndicated Agent and a Lender
By:	/s/ Tom Byargeon
Name:
Title: Manging Director

By:	/s/ Sharada Manne
Name:
	Title:	Vice President
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COMPASS BANK, as a Lender
By:	/s/ Adrianne D. Griffin
Name:
	Title:	Vice President
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BANK OF AMERICA, N.A., as a Documentation Agent and a Lender
By:	/s/ Jeffrey H. Rathkamp
Name:
	Title:	Managing Director
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FORTIS CAPITAL CORP., as a Documentation Agent and a Lender
By:	/s/ Michele Jones
Name:
	Title:	Director

By:	/s/ Darrell Holley
Name:
	Title:	Managing Director
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NATIXIS (formerly Natexis Banques Populaires), as a Lender
By:	/s/ Donovan C. Broussard
Name:
	Title:	Managing Director

By:	/s/ Louis P. Laville, III
Name:
	Title:	Managing Director

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COMERICA BANK, as a Lender
By:	/s/ Peter L. Sefzik
Name:
	Title:	Vice President

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CAPITAL ONE, N.A. (f/k/a Hibernia National Bank), as a Lender
By:	/s/ Stan G. Weiser Jr.
Name:
	Title:	Vice President

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AMEGY BANK N.A. (f/k/a Southwest Bank of Texas N.A.), as a Lender
By:	/s/ W. Bryan Chapman
Name:
	Title:	Senior Vice President

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BMO CAPITAL MARKETS FINANCING, INC. (f/k/a HARRIS NESBITT FINANCING, INC.), as a Syndication Agent and a Lender
By:	/s/ James V. Ducote
Name:
	Title:	Director

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KEY BANK, as a Lender
By:	/s/ Lawrence A. Mack
Name:
	Title:	Executive Vice President

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WACHOVIA BANK, NATIONAL ASSOCIATION, as a Lender
By:	/s/ Shannan Townsend
Name:
Title: Director

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UNION BANK OF CALIFORNIA, N.A., as a Lender
By:	/s/ Alison Fuqua
Name:
Title: Assistant Vice President

By:	/s/ Timothy Brendel
Name:
Title: Investment Banking Officer

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THE BANK OF NOVA SCOTIA, as a Lender
By:	/s/ Andrew Ostrov
Name:
	Title:	Director

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THE FROST NATIONAL BANK, as a Lender
By:	/s/ John S. Warren
Name:
	Title:	Senior Vice President

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CITIBANK, N.A., as a Lender
By:	/s/ David E. Hunt
	Name:	David E. Hunt
	Title:	Attorney-in-Fact

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CREDIT SUISSE, Cayman Islands Branch, as a Lender
By:	/s/ Vanessa Gomez
Name:
	Title:	Vice President

By:	/s/ Morenikeji Ajayi
Name:
	Title:	Associate

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SUNTRUST BANK, as a Lender
By:	/s/ Sean Roche
Name:
	Title:	Vice President

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SOCIÉTÉ GÉNÉRALE, as a Lender
By:	/s/ Elena Robciuc
	Name:	Elena Robciuc
	Title:	Director

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U.S. BANK NATIONAL ASSOCIATION, as a Lender
By:	/s/ Daria Mahoney
Name:
	Title:	Vice President

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DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Lender
By:	/s/ Omayra Laucella
Name:
	Title:	Vice President

By:	/s/ Dusan Lazarov
Name:
	Title:	Vice President

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